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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

                                OCTOBER 17, 2002
                Date of Report (Date of Earliest Event Reported)



                           SCHERING-PLOUGH CORPORATION
             (Exact name of registrant as specified in its charter)




        NEW JERSEY                     1-6571                   22-1918501
(State or other jurisdiction   (Commission File Number)        (IRS Employer
     of incorporation)                                    Identification Number)




                            2000 GALLOPING HILL ROAD
                              KENILWORTH, NJ 07033

          (Address of principal executive offices, including Zip Code)


                                 (908) 298-4000
              (Registrant's telephone number, including area code)
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ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE.

Merck/Schering-Plough Pharmaceuticals on October 17, 2002 issued a press release, attached as Exhibit 99.1, announcing that EZETROL(TM) (ezetimibe) 10 mg tablets has received marketing approval in Germany for use alone and with all marketed statins for the treatment of elevated cholesterol levels. Merck/Schering-Plough Pharmaceuticals is a joint venture between Merck & Co., Inc. and Schering-Plough Corporation to develop and market worldwide (excluding Japan) new prescription medicines in cholesterol management. As noted in the press release, the approval of ezetimibe in Germany represents the first step in seeking marketing approval throughout the European Union (EU). Upon approval in the United States, ezetimibe will be marketed under the trademark ZETIA(TM). A new drug application for ZETIA was submitted to the U.S. Food and Drug Administration on December 27, 2001, and is currently under review.

The following documents relate to the formation and operation of the Merck/Schering-Plough Pharmaceuticals joint venture: Cholesterol Governance Agreement, dated as of May 22, 2000, by and among Schering-Plough Corporation, Merck & Co., Inc. and the other parties signatory thereto, attached as Exhibit 99.2; the First Amendment to the Cholesterol Governance Agreement, dated as of December 18, 2001, by and among Schering-Plough Corporation, Merck & Co., Inc. and the other parties signatory thereto, attached as Exhibit 99.3; and the Master Agreement, dated as of December 18, 2001, by and among Schering-Plough Corporation, Merck & Co., Inc. and the other parties signatory thereto, attached as Exhibit 99.4.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)  Exhibits.  The following exhibits are filed with the 8-K:

99.1  Press Release, dated as of October 17, 2002

99.2 Cholesterol Governance Agreement, dated as of May 22, 2000, by and among Schering-Plough Corporation, Merck & Co., Inc. and the other parties signatory thereto.*

99.3 First Amendment to Cholesterol Governance Agreement, dated as of December 18, 2001, by and among Schering-Plough Corporation, Merck & Co., Inc. and the other parties signatory thereto.*

99.4 Master Agreement, dated as of December 18, 2001, by and among Schering-Plough Corporation, Merck & Co., Inc. and the other parties signatory thereto.*

* Note that information is omitted from Exhibits 99.2, 99.3 and 99.4 pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Schering-Plough Corporation

By: /s/ Thomas H. Kelly
   _____________________
Thomas H. Kelly
Vice President and Controller

Date:  October 21, 2002
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Exhibit Index

The following exhibits are filed with this 8-K:

99.1  Press Release, dated as of October 17, 2002.

99.2 Cholesterol Governance Agreement, dated as of May 22, 2000, by and among Schering-Plough Corporation, Merck & Co., Inc. and the other parties signatory thereto.*

99.3 First Amendment to Cholesterol Governance Agreement, dated as of December 18, 2001, by and among Schering-Plough Corporation, Merck & Co., Inc. and the other parties signatory thereto.*

99.4 Master Agreement, dated as of December 18, 2001, by and among Schering-Plough Corporation, Merck & Co., Inc. and the other parties signatory thereto.*


* Note that information is omitted from Exhibits 99.2, 99.3 and 99.4 pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.